UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

WASHINGTON, D.C. 20549

Form 8-K

Current Report

Pursuant to Section 13 or 15(d)

of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported) January 9, 2019

THE GREENBRIER COMPANIES, INC.

(Exact name of registrant as specified in its charter)

Oregon	001-13146	93-0816972
(State of Incorporation)	(Commission File Number)	(I.R.S. Employer Identification No.)

One Centerpointe Drive, Suite 200, Lake Oswego, OR	97035
(Address of principal executive offices)	(Zip Code)

(503) 684-7000

(Registrant’s telephone number, including area code)

Former name or former address, if changed since last report: N/A

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).

Emerging growth company  ☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act.  ☐

Item 5.07	Submission of Matters to a Vote of Security Holders

At the Annual Meeting of Shareholders of the Company held on January 9, 2019, four proposals were voted upon by the Company’s shareholders. A brief discussion of each proposal voted upon at the Annual Meeting and the number of votes cast for, against, withheld, abstentions and broker non-votes to each proposal are set forth below.

A vote was taken at the Annual Meeting for the election of three directors of the Company to hold office until the Annual Meeting of Shareholders to be held in 2022, or until their successors are elected and qualified. The aggregate numbers of shares of Common Stock voted in person or by proxy for each nominee were as follows:

Nominee	Votes for Election	Votes Withheld	Votes Abstained	Broker Non- Votes
Thomas B. Fargo	26,321,529	499,105	—	3,816,423
Duane C. McDougall	26,219,194	601,440	—	3,816,423
Donald A. Washburn	26,216,180	604,454	—	3,816,423

A vote was taken at the Annual Meeting to approve a non-binding advisory resolution regarding the 2018 compensation of the Company’s named executive officers. The aggregate number of shares of Common Stock that were voted in person or by proxy for or against the resolution, that abstained from voting, or that were broker non-votes were as follows:

Votes for Approval	Votes against Approval	Votes Abstained	Broker Non-Votes
25,004,743	1,768,283	47,608	3,816,423

A vote was taken at the Annual Meeting on the proposal to approve an Amendment to the 2014 Employee Stock Purchase Plan (the “Plan”) to extend the Plan for an additional five years. The aggregate number of shares of Common Stock that were voted in person or by proxy for or against the proposal, that abstained from voting, or that were broker non-votes were as follows:

Votes for Approval	Votes against Approval	Votes Abstained	Broker Non-Votes
26,642,244	138,178	40,212	3,816,423

A vote was taken at the Annual Meeting on the proposal to ratify the appointment of KPMG LLP as the Company’s independent auditors for the year ending August 31, 2019. The aggregate number of shares of Common Stock that were voted in person or by proxy for or against the ratification, that abstained from voting, or that were broker non-votes were as follows:

Votes for Approval	Votes against Approval	Votes Abstained	Broker Non-Votes
30,005,181	614,418	17,458	—

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized.

THE GREENBRIER COMPANIES, INC.

Date: January 11, 2019	By:	/s/ Martin R. Baker
Martin R. Baker
Senior Vice President, General Counsel and Chief Compliance Officer

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